UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 27, 2006 (January 24, 2006)

OVERLAND STORAGE, INC.

(Exact name of registrant as specified in its charter)

California	000-22071	95-3535285
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4820 Overland Avenue, San Diego, California 92123
(Address of principal executive offices, including zip code)

(858) 571-5555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

On January 24, 2006, the Compensation Committee of the Board of Directors of Overland Storage, Inc. approved a $10,000 discretionary bonus payable immediately to certain of the Company’s executive officers in recognition of the recently announced OEM business awarded to Overland.  Overland expects that these two new OEM contracts will contribute significantly to its future revenue and earnings.  The $10,000 discretionary bonus will be paid to each of the following executive officers:

Diane N. Gallo	Vice President, Human Resources
W. Michael Gawarecki	Vice President, Operations
Christie Huff	Vice President, Worldwide Marketing
Michael Kerman	Vice President and General Manager, Appliance Business Unit
Vernon A. LoForti	Vice President, Chief Financial Officer and Secretary
Robert J. Scroop	Vice President, Engineering

Except for the factual statements made herein, the information contained in this Item 1.01 consists of forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism and satisfaction with current prospects, as well as words such as “believe,” “intends,” “expects,” “plans,” “anticipates” and variations thereof, identify forward-looking statements, but their absence does not mean that a statement is not forward looking. Such forward-looking statements are not guarantees of performance and the company’s actual results could differ materially from those contained in such statements. Factors that could cause or contribute to such differences include risks and uncertainties associated with the negotiation and signing of a definitive agreement between the company and the OEM customer referenced in this report; market acceptance of the product to be supplied to this OEM customer; the timing of that agreement and of shipments under the agreement; worldwide information technology spending levels; unexpected shortages of critical components; rescheduling or cancellation of customer orders; the timing and market acceptance of new product introductions by competitors; general competition and price pressures in the marketplace; the company’s ability to control costs and expenses; and general economic conditions. Reference is also made to other factors set forth in the company’s filings with the Securities and Exchange Commission, including the “Risk Factors,” “Management’s Discussion and Analysis” and other sections of the company’s Form 10-K and other disclosure currently on file with the SEC. These forward-looking statements speak only as of the date of this report and the company undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OVERLAND STORAGE, INC.

Date: January 27, 2006		/s/ Vernon A. LoForti
	By:	Vernon A. LoForti
Vice President & CFO